EXHIBIT 10.2
                   PURCHASE AND SALE AGREEMENT AND ASSIGNMENT

                  This Purchase and Sale Agreement and Assignment, dated as of February 26, 1996 (this "Agreement"), is made by and between Bank of America Illinois (the "Seller") and Arabella S.A., a Luxembourg holding company (the "Purchaser").

                             PRELIMINARY STATEMENTS:

         A.       ARTRA Indebtedness.

                  1. As of the date of this Agreement, ARTRA GROUP Incorporated ("ARTRA") is indebted to the Seller under the ARTRA Notes (as defined below) in the aggregate principal amount of $14,563,639.59, together with interest on such principal amount (collectively, the "ARTRA Indebtedness"). ARTRA is further indebted to the Seller for, among other things, legal fees through the date of the Agreement and the Outstanding Fee Amount under, and as defined in, the letter agreement dated September 29, 1991 (as amended or supplemented) from the Seller (f/k/a Continental Bank N.A.) and addressed to and accepted by ARTRA, ARTRA Subsidiary Inc., a wholly owned subsidiary of ARTRA ("ARTRA SUB").

                  2. The ARTRA Indebtedness is evidenced by, among other things, the Amended and Restated Secured Promissory Note dated as of July 6, 1988, made by ARTRA payable to the order of the Seller in the original principal amount of $5,000,000 (the "1988 ARTRA Note"), the Amended and Restated Promissory Note dated as of March 21, 1989, made by ARTRA payable to the order of the Seller in the original principal amount of $2,500,000 (the "1989 ARTRA Note"), and the Amended and Restated Promissory Note dated as of June 22, 1990, made by ARTRA payable to the order of the Seller in the original principal amount of $7,063,639.59 (the "1990 ARTRA Note" and, together with the 1988 ARTRA Note and the 1989 ARTRA Note, the "ARTRA Notes").

                  3. Under the Subordination Agreement dated as of March 31, 1994 (the "Kenny Subordination Agreement") by and between the Seller and Kenny Construction Company ("Kenny"), payment of the ARTRA Indebtedness is senior to the indebtedness of ARTRA to Kenny under the Amended and Restated Promissory Note dated as of March 21, 1989 made by ARTRA and payable to the order of Kenny in the original principal amount of $2,500,000.

                  4 Payment of the 1988 ARTRA Note is partially guaranteed by the Guaranty dated July 6, 1988, made by Barry Rymer ("Rymer") in favor of the Seller (as amended, restated or supplemented, the "1988 Rymer Guaranty"), and fully guaranteed by (i) the Amended and Restated ARTRA SUB Guaranty and Security Agreement executed on October 15, 1991, by ARTRA SUB in favor of the Seller (as amended, restated or supplemented, the "ARTRA SUB Guaranty"), and (ii) the BCA Holdings, Inc. Guaranty and Security Agreement executed on October 15, 1991 by BCA Holdings, Inc., a wholly owned subsidiary of ARTRA ("BCA"), in favor of the Seller (as amended, restated or supplemented, the "BCA Guaranty").

                  5. Payment of the 1989 ARTRA Note is partially guaranteed by the Guaranty dated March 21, 1989, made by Rymer in favor of the Seller (as amended, restated or supplemented, the "1989 Rymer Guaranty" and, together with the 1988 Rymer Guaranty, the "Rymer Guaranties"), and fully guaranteed by the ARTRA SUB Guaranty and the BCA Guaranty.

                  6. Payment of the 1990 ARTRA Note is fully guaranteed by (i) the ARTRA SUB Guaranty and (ii) the BCA Guaranty.

                  7. Payment of the ARTRA Indebtedness is secured by, among other things, (i) the Amended and Restated Pledge Agreement dated as of June 22, 1990, made by and between ARTRA and the Seller (as amended, restated or supplemented, the "1990 ARTRA Pledge Agreement"), (ii) the ARTRA Pledge Agreement dated as of September 29, 1991, made by and between ARTRA and the Seller (as amended, restated or supplemented, the "1991 ARTRA Pledge Agreement") and (iii) the Pledge and Security Agreement and Financing Statement dated as of September 29, 1991, by and between BCA and the Seller (as amended, restated or supplemented, the "BCA Pledge Agreement" and, together with the 1990 ARTRA Pledge Agreement, the 1991 Pledge Agreement, the Rymer Guaranties, the ARTRA SUB Guaranty, the BCA Guaranty and the Kenny Subordination Agreement, the "ARTRA Collateral").

         B.       Harvey Indebtedness.

                  1. As of the date of this Agreement, Peter R. Harvey and/or Jean M. Harvey (collectively, "Harvey") are indebted to the Seller under the Harvey Note A, the Harvey Note B and the Canary Obligations (each as defined below), in the aggregate principal amount of $4,496,830, together with accrued interest on such principal amount (collectively, excluding the Mortgage Note (as defined below), the "Harvey Indebtedness").

                  2. On September 14, 1990, Harvey made and delivered to the Seller a promissory note payable on demand in the original principal amount of $1,400,000 (the "Harvey Note A").

                  3. On September 14, 1990, Peter R. Harvey made and delivered to the Seller a promissory note payable on demand in the original principal amount of $896,830 (the "Harvey Note B").

                  4. As security for the payment of the Harvey Note A, the Harvey Note B and all extensions, renewals and substitutions, Peter R. Harvey gave the Seller a lien upon and a security interest in certain collateral consisting of sundry securities listed on Schedule I (the "Harvey Note Collateral").

                  5. On April 27, 1989, The Canary and the Elephant, Inc. ("Canary") made and delivered to the Seller a promissory note payable on demand in the original principal amount of $5,700,000 (the "Canary Note") and on November 6, 1991, Canary and the Seller entered into a revolving credit facility, which provided for Canary to borrow funds from the Seller in the original principal amount of $800,000 (collectively with the Canary Note, the "Canary Obligations").

                  6. On April 27, 1989, Peter R. Harvey executed a guaranty (the "Canary Guaranty") in favor of the Seller, as reaffirmed by a reaffirmation agreement dated as of November 6, 1991 with respect to the Canary Guaranty (the "Reaffirmation Agreement" and, together with the Canary Guaranty and the Harvey Note Collateral, the "Harvey Collateral"), under which Peter R. Harvey guaranteed repayment to the Seller of all obligations of Canary to the Seller under the Canary Obligations; Peter R. Harvey's liability under the Canary Guaranty is limited to the amount of $2,200,000, plus interest on such amount and all expenses of enforcing the Canary Guaranty, including attorneys' fees.

         C.       Mortgage.

                  1. As of the date of this Agreement, Harvey is indebted to the Seller in the aggregate principal amount of $3,000,000, together with interest on such principal amount, under the Fourth Substitute Note dated as of September 7, 1990 (as amended, restated or supplemented, the "Existing Mortgage Note") made by Harvey payable to the Seller in the original principal amount of $3,000,000.

                  2. Concurrently with the execution of this Agreement, the Existing Mortgage Note is amended and restated such that (i) the rate at which the principal amount of the Existing Mortgage Note will accrue interest is the Seller's "Reference Rate," (ii) interest is payable quarterly in arrears and
(iii) the principal amount of the Existing Mortgage Note matures one year from the date of this Agreement (as amended and restated, the "Mortgage Note").

                  3. Payment of the Mortgage Note is secured by a first mortgage lien on real property and improvements located in Northbrook, Cook County, Illinois (the "Mortgage Note Collateral") through operation of the Mortgage Note and the Mortgage dated as of March 1, 1983, the Supplemental Mortgage as of dated November 22, 1983, the Supplemental Mortgage Modification and Extension Agreement dated as of March 12, 1985, and the Second Supplemental Mortgage Modification and Extension Agreement dated as of January 14, 1988, all made by First Bank (formerly National Boulevard Bank, N.A., formerly National Boulevard Bank of Chicago), as Trustee under a Trust Agreement dated as of February 10, 1977 known as Trust No. 5601.

         D.       Purchase and Sale Agreement and Assignment.

                  1. The Seller desires to sell to the Purchaser and the Purchaser desires to purchase from the Seller all of the Seller's right, title and interest in the ARTRA Indebtedness and the Harvey Indebtedness, excluding the Mortgage Note (the "Purchase and Sale").

                  2. In connection with the Purchase and Sale, the Purchaser will receive assignment of all of the Seller's right, title and interest in the ARTRA Collateral and the Harvey Collateral, excluding the Mortgage Note Collateral (the "Assignment").

                  3.  In   consideration  of  the  Purchase  and  Sale  and  the
Assignment, the Seller will receive from the Purchaser the sum of $5,150,000 in cash.

                                   AGREEMENT:

                  The Purchaser and the Seller agree the following terms and conditions govern the Purchase and Sale and the Assignment:

                  1.       PURCHASE, SALE AND ASSIGNMENT

                  1.1 Purchase and Sale. On the date this Agreement becomes effective, after satisfaction of each of the conditions set forth in Section 5 (the "Closing Date"), the Seller shall sell to the Purchaser and the Purchaser shall acquire from the Seller all right, title and interest of the Seller in the ARTRA Indebtedness and the Harvey Indebtedness, excluding the Mortgage Note.

                  1.2 Assignment. On the Closing Date, the Seller shall assign to the Purchaser all documents, agreements, papers and instruments guarantying or securing the ARTRA Indebtedness, as set forth on Schedule II and the Harvey Indebtedness, excluding the Mortgage Note Collateral, as set forth in Schedule III (collectively, the "Indebtedness Agreements").

                  1.3 Purchase Price. On the Closing Date, the Purchaser shall pay to the Seller, in immediately available funds, a purchase price (the "Purchase Price") of $5,150,000.

                  1.4 Non-Recourse Sale. It is agreed by the Seller and the Purchaser that the purchase and sale of the ARTRA Indebtedness and the Harvey Indebtedness under this Agreement, as well as the assignment of the ARTRA Collateral and the Harvey Collateral under this Agreement, is without recourse and without representation or warranty, express (except as set forth in Section
2) or implied, by the Seller.

                  1.5 Further Assurances. The Seller agrees that at any time and from time to time, at the cost and expense of the Purchaser, the Seller will execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary to complete the Assignment.

                  2.       REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  To induce the Purchaser to enter into this Agreement, the Seller represents and warrants to the Purchaser that:

                  2.1 Authority and Enforceability. The execution, delivery and performance of this Agreement by the Seller have been duly authorized by all necessary action on the part of the Seller.

                  2.2 Indebtedness Documents. To the best of the Seller's knowledge, (i) the ARTRA Indebtedness and Harvey Indebtedness constitutes all of the obligations of ARTRA, ARTRA SUB, BCA and Harvey to the Seller, respectively, except for the Mortgage Note, (ii) the Seller is the sole owner and holder the ARTRA Notes, the Harvey Note A and the Harvey Note B and (iii) the documents, instruments and agreements listed on Schedules II and III constitute all the material documents, instruments and agreements governing the ARTRA Collateral and the Harvey Collateral.

                  2.3 Exclusive Representations and Warranties. The representations and warranties set forth in this Section 2 are the sole and exclusive representations and warranties made by the Seller, its representatives, agents, officers, directors and other employees, with respect to the ARTRA Indebtedness, the Harvey Indebtedness, the ARTRA Collateral, the Harvey Collateral the Mortgage Note or the Mortgage Note Collateral, and the sale or assignment thereof to the Purchaser under this Agreement or otherwise. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by the Purchaser that no covenant, agreement, representation or warranty made by the Seller or any such other person, in this Agreement or otherwise, is construed as a warranty, representation, guaranty or other agreement or acknowledgement as to, nor does the Seller or any such other person assume any responsibility for:

                  (A) the creditworthiness of ARTRA, ARTRA SUB, BCA or Harvey or the collectability of the ARTRA Notes, the Harvey Note A, the Harvey Note B or the Mortgage Note or the ARTRA Collateral, the Harvey Collateral or the Mortgage Note Collateral by reason of the respective obligors' ability to make payments with respect thereto;

                  (B) the conformity of the ARTRA Indebtedness, the Harvey Indebtedness, the Mortgage Note, the ARTRA Collateral, the Harvey Collateral, or the Mortgage Note Collateral with laws and regulations binding upon the Seller or the Purchaser;

                  (C) the genuineness, legality, validity or enforceability of the ARTRA Indebtedness, the Harvey Indebtedness, the Mortgage Note, the ARTRA Collateral, the Harvey Collateral or the Mortgage Note Collateral, whether by the Seller or otherwise; or

                  (D) the value of the ARTRA Collateral, the Harvey Collateral or the Mortgage Note Collateral or the priority or validity of the liens and security interests with respect to the ARTRA Indebtedness, the Harvey Indebtedness or the Mortgage Note.

                  3.       REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  To induce the Seller to enter into this Agreement, the Purchaser represents and warrants to the Seller that:

                  3.1 Legal Status. The Purchaser is an entity duly organized and validly existing under the laws of the jurisdiction of its organization.

                  3.2 Capacity. The Purchaser has full power, authority and legal right to execute and deliver, and to perform and observe the provisions of this Agreement and to carry out the transactions contemplated by this

Agreement, including, without limitation, to purchase the ARTRA Indebtedness and the Harvey Indebtedness and to receive assignment of the ARTRA Collateral and the Harvey Collateral from the Seller.

                  3.3 Authority and Enforceability. The execution, delivery and performance of this Agreement by the Purchaser have been duly authorized by all necessary action.

                  3.4 No Reliance. The Purchaser has, independently and without reliance upon the Seller or any of the Seller's officers, directors, employees, agents or affiliates, and based upon such documents and information as the Purchaser has deemed appropriate, made its own appraisal of and investigation into ARTRA, ARTRA SUB, BCA and Harvey, the ARTRA Indebtedness, the Harvey Indebtedness, the Mortgage Note, the ARTRA Collateral, the Harvey Collateral and the Mortgage Note Collateral and made its own decision to enter into this Agreement and to purchase the ARTRA Indebtedness and the Harvey Indebtedness and to receive assignment of the ARTRA Collateral and the Harvey Collateral under this Agreement.

                  4.       INDEMNIFICATION

                  The Purchaser  agrees to  indemnify,  defend and hold harmless the Seller from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including, without limitation, reasonable attorneys' fees for the Seller's outside attorneys and allocated costs and expenses of the Seller's in-house attorneys), actions or causes of action (collectively and severally, "Claims"), assessed against or imposed upon the Seller by any person or entity, arising out of or related to any action or inaction by the Purchaser following the Closing Date as successor in interest to the Seller under the ARTRA Indebtedness, the Harvey Indebtedness, the ARTRA Collateral and the Harvey Collateral; provided, however, that the Purchaser has no obligation under this Section 4 with respect to any Claims directly resulting from the willful misconduct of the Seller.

                  5.       CONDITIONS TO EFFECTIVENESS.

                  The transactions contemplated by this Agreement are deemed to have occurred for all purposes at the opening of business of the Seller on the date all conditions precedent set forth below have been met (or waived in writing):

                  5.1 Conditions Precedent to the Obligations of the Seller. The obligation of the Seller to sell the ARTRA Indebtedness and the Harvey
Indebtedness, excluding the Mortgage Note, to the Purchaser under this Agreement, and to assign the ARTRA Collateral and the Harvey Collateral to the Purchaser under this Agreement, are subject to the following conditions:

                  (A) This Agreement. The Seller has received a duly executed and delivered copy of this Agreement (or counterpart copies of this Agreement).

                  (B)  Purchase  Price.  The Seller has  received  the  Purchase
         Price.

                  (C) Resolutions. The Seller has received evidence satisfactory to the Seller that the board of directors, shareholders or general partners, as the case may be, of the Purchaser have approved the execution, delivery and performance of this Agreement.

                  (D) Letter Agreement. All conditions set forth in the letter agreement of even date herewith from the Seller and addressed to and accepted by ARTRA, ARTRA SUB, BCA and Harvey have been satisfied.

                  (E) Other. The Seller has received all further instruments and documents which are necessary or appropriate, or which the Seller reasonably requests, in order to implement the agreements contained in this Agreement, each duly executed by all parties to such instruments and documents.

                  5.2 Conditions Precedent to the Obligations of the Purchaser. The obligation of the Purchaser to purchase the ARTRA Indebtedness and the Harvey Indebtedness from the Seller under this Agreement is subject to the following conditions:

                  (A) This Agreement. The Purchaser has received a duly executed and delivered copy of this Agreement (or counterpart copies of this Agreement).

                  (B) Endorsed Notes. The Purchaser has received the ARTRA Notes, the Harvey Note A and the Harvey Note B, each duly endorsed as follows:

                           Pay to The  Order  of  Arabella  S.A.,  a  Luxembourg
holding company, without recourse.

                                                            Signed.

                  (C) Indebtedness Agreements. The Purchaser has received the original of each Indebtedness Agreement which the Seller has agreed to sell, assign and transfer to the Purchaser under this Agreement, as set forth on Schedule II and III (or if the original is not in the possession of the Seller, a copy of such Indebtedness Agreement), accompanied by an assignment in the form attached as Exhibit A.

                  (D)      Possessory Collateral.   The  Purchaser  has received
         such of the ARTRA Collateral and the Harvey Collateral as is held by the Seller.

                  6.       MISCELLANEOUS

                  6.1 Survival. The representations and warranties, covenants and agreements of the Seller and the Purchaser under this Agreement survive the Closing Date.

                  6.2 Waiver. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, is deemed to be, or construed as, a further or continuing waiver of any such term, provision or condition, or of any other term, provision or condition of this Agreement.

                  6.3 Captions. The preliminary statements of this Agreement (except for definitions) and section or other headings contained in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

                  6.4 Entire Agreement. This Agreement constitutes the entire agreement between the Seller and the Purchaser with regard to the subject matter of this Agreement, and there are no prior agreements, understandings, restrictions, warranties or representations between the parties with regard to the subject matter of this Agreement.

                  6.5 Assignment. This Agreement is not assignable, by operation of law or otherwise, by the Purchaser (or its successors or assigns) to any person or entity without the prior written consent of the Seller. Any purported assignment in violation of this subsection 6.5 is void and of no effect as against the Seller. Subject to the foregoing, this Agreement is binding upon, and inures to the benefit of, the Seller, the Purchaser, ARTRA, ARTRA SUB, BCA and Harvey and their respective successors and assigns.

                  6.6 Amendment and Waiver. Neither this Agreement nor any provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

                  6.7 Counterparts. This Agreement may be executed in counterparts and such counterparts, when taken together, constitute one and the same agreement. The Seller and the Purchaser agree to accept facsimile counterparts.

                  6.8 Notices. Any notices to be given under this Agreement are sufficiently given if in writing and delivered personally, sent by telecopy (answerback received), mailed by registered or certified mail, return receipt requested, postage prepaid, or sent by overnight courier to the following addresses or to such other address as the parties may from time to time designate in writing delivered in accordance with this subsection 6.8:

                  To the Purchaser:

                  Arabella S.A.
                  c/o Scorpion Holdings
                  599 Lexington Avenue, Suite 2700
                  New York, New York  10022
                  Attention:  Kevin McCarthy
                                      N. Brandolini
                  Telephone:  (212) 207-9020
                  Fax:                (212) 207-9050

                  with a copy to:

                  Altheimer & Gray
                  10 South Wacker Drive
                  Chicago, Illinois  60606
                  Attention:  Nancy L. Kasko, Esq.
                  Telephone:  (312) 715-4000
                  Fax:                (312) 715-4800

                  with a copy to:

                  Kwiatt, Silverman & Ruben
                  500 North Central Avenue
                  Northfield, Illinois  60093
                  Attention:  Philip E. Ruben, Esq.
                  Telephone:  (847) 441-7676
                  Fax:                (847) 441-7696

                  To the Seller:

                  Bank of America Illinois
                  231 South LaSalle Street
                  8th Floor
                  Chicago, Illinois  60697
                  Attention:  Andrew J. Sutherland
                  Telephone:  (312) 828-8673
                  Fax:                (312) 987-1276

                  with a copy to:

                  Jones, Day, Reavis & Pogue
                  77 West Wacker
                  Chicago, Illinois  60601-1692
                  Attention:  David S. Kurtz, Esq.
                                      Timothy R. Pohl, Esq.
                  Telephone:  (312) 782-3939
                  Fax:                (312) 782-8585
                  with a copy to:

                  Kwiatt, Silverman & Ruben
                  500 North Central Avenue
                  Northfield, Illinois  60093
                  Attention:  Philip E. Ruben, Esq.
                  Telephone:  (847) 441-7676
                  Fax:                (847) 441-7696

Any notice to be given under this Agreement is deemed received (i) on the date delivered, if delivered personally, (ii) on the date a telecopied answerback is received, if sent by telecopy, (iii) on the third business day after the date such notice was sent, if sent by registered or certified mail, or (iv) the date of the stamped receipt, if sent by overnight delivery service.

                  6.9 Governing Law, Severability. THIS AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS. Wherever possible, each provision of this Agreement is interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is prohibited by, or invalid under, applicable law, such provision is ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

                  6.10 CONSENT TO JURISDICTION. THE SELLER AND THE PURCHASER CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF COOK IN THE STATE OF ILLINOIS FOR ANY PROCEEDING FOR ANY OBLIGATION UNDER THIS AGREEMENT AND WAIVE ANY OBJECTION WHICH THEY MAY NOW OR HEREINAFTER HAVE TO THE LAYING OF VENUE OR TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION OR PROCEEDING OR ANY CLAIM THAT ANY SUCH COURT IS AN INCONVENIENT FORUM.

                  6.11 WAIVER OF JURY TRIAL. THE PURCHASER AND THE SELLER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE SELLER AND THE PURCHASER ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS RELATED TO THIS AGREEMENT. THE PURCHASER AND THE SELLER AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION MAY BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

                                      * * *

                  Delivered at Chicago, Illinois, as of the day and year above first written.

                                                     BANK OF AMERICA ILLINOIS


                                                     By:
                                                        Andrew J. Sutherland
                                                        Vice President


                                                     ARABELLA S.A., a Luxembourg
                                                     holding company


                                                     By:
                                                     Name:
                                                     Title:


Accepted and Acknowledged as of
the day and year first above written.


ARTRA GROUP INCORPORATED


By:
   Name:
   Title:


ARTRA SUBSIDIARY, INC.


By:
   Name:
   Title:


BCA HOLDINGS, INC.


By:
   Name:
   Title:



Peter R. Harvey



Jean M. Harvey

                                    EXHIBIT A


                  Form of Assignment of Indebtedness Agreement



                  FOR VALUE RECEIVED, the undersigned ("Assignor") grants, assigns and transfers to Arabella S.A., a Luxembourg holding company ("Assignee"), without recourse and without representation or warranty, express or implied (except as explicitly set forth in the Purchase and Sale Agreement and Assignment dated as of February 26, 1996 by and between Assignor and Assignee), all right, title and interest of Assignor under the documents described on Schedule 1 attached hereto, the originals or true and correct copies of which are attached hereto as well.

Dated:  February 26, 1996




                                   BANK OF AMERICA ILLINOIS



                                   By:
                                   Andrew J. Sutherland
                                   Vice President

                                   SCHEDULE I


              Sundry Securities Comprising Harvey Note A Collateral


1.       191,780 shares of ARTRA Group Incorporated common stock.

2.       171,105 shares The of Rymer Company (f/k/a Kroehler Mfg. Co.) stock.

3.       52,655 shares of Pure Tech International, Inc. stock.

                                   SCHEDULE II

                          ARTRA Indebtedness Agreements


Agreement                                                                      Date
- ---------                                                                      ----

1.       Subordination Agreement between Bank of America Illinois              March 31, 1994
         (f/k/a Continental Bank N.A.) and Kenny Construction Company

2.       Guaranty made by Barry Rymer in favor of Bank of America              July 6, 1988
         Illinois (f/k/a Continental Bank N.A.), as amended on October
         15, 1991 by the Acknowledgement Consent and Amendment to
         Guaranty

3.       Amended and Restated ARTRA Sub Guaranty and Security                  October 15, 1991
         Agreement made by ARTRA Subsidiary, Inc. in favor of Bank
         of America Illinois (f/k/a Continental Bank N.A)

4.       BCA Holdings, Inc. Guaranty and Security Agreement made by            October 15, 1991
         BCA Holdings, Inc. in favor of Bank of America Illinois (f/k/a
         Continental Bank N.A.)

5.       Guaranty made by Barry Rymer in favor of Bank of America              March 21, 1989
         Illinois (f/k/a Continental Bank N.A.), as supplemented on
         March 21, 1989 by a letter agreement, and as amended on
         October 15, 1991 by the Acknowledgement to Consent and
         Amendment to Guaranty

6.       Amended and Restated Pledge Agreement made by ARTRA                   June 22, 1990
         Group Incorporated in favor of Bank of America Illinois (f/k/a
         Continental Bank N.A.), as amended on March 31, 1994 by the
         First Amendment to Amended and Restated Pledge Agreement,
         and as further amended on June 31, 1995 by the Second
         Amendment to Amended and Restated Pledge Agreement

7.       ARTRA Pledge Agreement made by ARTRA Group                            September 29, 1991
         Incorporated in favor of Bank of America  Illinois
         (f/k/a  Continental Bank  N.A.), as amended on March 31,  1994 by the First  Amendment  to ARTRA Pledge Agreement

8.       Pledge and Security Agreement and Financing Statement made            September 29, 1991
         by BCA Holding Company, Inc. in favor of Bank of America
         Illinois (f/k/a Continental Bank N.A.), as amended on March 31,
         1994 by the First Amendment to Pledge and Security Agreement
         and Financing Statement

                                  SCHEDULE III

                         Harvey Indebtedness Agreements



Agreement                                                                      Date
- ---------                                                                      ----

1.       Guaranty made by Peter R. Harvey in favor of Bank of America          April 27, 1989
         Illinois (f/k/a Continental Bank N.A.), as reaffirmed on
         November 6, 1991 by the Reaffirmation Agreement
